NEITHER THIS WARRANT NOR THE UNDERLYING SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.



No. WCS-2  Date:                                               November 1, 1995



           NON-NEGOTIABLE WARRANT TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                          OPTIKA IMAGING SYSTEMS, INC.



          This warrant (this "Warrant") certifies that, for value received, Lynne Leahy ("Holder") is entitled, subject to the terms set forth below, to purchase from OPTIKA IMAGING SYSTEMS, INC., a California corporation (the "Company"), Forty-seven Thousand Five Hundred (47,500) shares of Common Stock of the Company, upon surrender hereof at the principal office of the Company together with the Restricted Stock Purchase Agreement attached as Exhibit A
                                                                  ---------
hereto, duly executed by Holder and Holder's spouse, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price (as defined in Section 2 hereof). The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

          1.  Term of Warrant.  Subject to the terms and conditions set forth
              ---------------
herein, this Warrant shall become exercisable on the date hereof and shall remain exercisable until 5:00 p.m. P.S.T. on the date that is five years after the date hereof, unless sooner exercised.

          2.  Exercise Price.  The exercise price at which this Warrant may be
              --------------
exercised shall be $1.875 per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof (the "Exercise Price").

          3.  Exercise of Warrant.
              -------------------

          (a) Subject to the terms of this Warrant, the purchase rights represented by this Warrant are exercisable by Holder but not for fewer than One Thousand (1,000)
shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), during the Warrant Term and period of exercisability by surrender of the original executed Warrant and the Restricted Stock Purchase Agreement attached as Exhibit A hereto, duly completed and executed on behalf of
                      ---------
Holder and Holder's spouse, at the principal office of the Company, upon payment
(i) in cash or by check acceptable to the Company, (ii) by cancellation by Holder of indebtedness of the Company to Holder, (iii) by a combination of (i) and (ii) above or (iv) in shares as set forth in Section 3(b) below, of the purchase price of the shares to be purchased.

          (b) In lieu of exercising this Warrant by paying the purchase price of the shares to be purchased in cash, by check or by cancellation of indebtedness as set forth in Sections 3(a)(i), 3(a)(ii) and 3(a)(iii) above, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant and the attached Notice of Exercise, duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                   Y (A - B)
                                   ---------
                            X  =       A

   Where: X =  The number of shares of Common Stock to be issued to
               Holder pursuant to this Section 3(b);

          Y = The number of shares of Common Stock purchasable under this Warrant;

          A =  The fair market value of one share of Common Stock; and

          B = The Exercise Price per share (as adjusted to the date of such calculations).

               For purposes of this Section 3(b), the fair market value per share shall be determined as follows:

               (i) While the Company is privately held, the fair market value of one share of the Company's Common Stock shall be the fair market value of such share as determined in good faith by the Board of Directors of the Company; and

               (ii) If the Company's Common Stock is traded on a securities exchange or through the Nasdaq National Market, the fair market value of one share of the Company's Common Stock shall be deemed to be the closing price for one share of Common Stock on such exchange on the date of exercise; provided, however, that if the date of exercise is not a trading day, then the fair market value of one share of Common Stock shall be deemed to be the closing price for one share of Common Stock on such exchange on the immediately succeeding trading day.

          (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten days thereafter, the Company at its expense shall issue and deliver to Holder a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     4.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5.   Replacement of Warrant.  On receipt of evidence reasonably
          ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall, at Holder's expense, execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6.   Rights of Shareholders.  Subject to the terms of this Warrant, Holder
          ----------------------
shall not be entitled to vote or receive dividends or be deemed Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have been issued, as provided herein.

     7.   Transfer of Warrant.
          -------------------

          (a) Warrant Register.  The Company will maintain a register (the
              ----------------
"Warrant Register") containing the name and address of Holder. Holder may change Holder's address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. The Company may treat Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) Warrant Agent.  The Company may, by written notice to Holder,
              -------------
appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement shall be made at the office of such agent.

          (c) Non-Negotiability of Warrant.  This Warrant may not be transferred
              ----------------------------
or assigned by Holder, in whole or in part, directly or indirectly, by operation of law, and any such purported transfer or assignment shall be null and void.

     8.   Compliance with Securities Laws; Representations of Holder.
          ----------------------------------------------------------

          (a) Holder has the full right, power and authority to execute this Warrant and to perform Holder's obligations hereunder. This Warrant has been duly and validly executed and delivered by Holder and constitutes a valid and binding obligation of Holder, enforceable against such Holder in accordance with its terms.

          (b) This Warrant and the issuance and sale of the Common Stock upon exercise hereof (the "Securities") are made in reliance upon Holder's representation to the Company, evidenced by Holder's execution of this Warrant, that Holder is acquiring the Securities for investment for Holder's own account, not as nominee or agent, and not with a view to, or for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act).

          (c) Holder understands and acknowledges that the offering of the Securities pursuant to this Warrant will not be registered under the Act on the grounds that the offering and sale of Securities are exempt from registration under the Act pursuant to Section 4(2) or Regulation D thereof and exempt from registration under the applicable state securities or blue sky laws, and that the Company's reliance upon such exemptions is predicated upon Holder's representations set forth in this Warrant. Holder acknowledges and understands that the Securities must be held indefinitely unless the Securities are subsequently registered under the Act and qualified under the applicable state securities or blue sky law or an exemption from such registration and such qualification is available.

          (d) Holder covenants that in no event will Holder dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Act or in compliance with Rule 144 promulgated under the Act) unless and until (i) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and the Company shall have consented to such transfer, and (ii) Holder shall have furnished the Company, at Holder's expense, with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that
(x) such disposition will not require registration under the Act and (y) appropriate action necessary for compliance with the Act and any other applicable state, local or foreign law has been taken.

          (e) Holder (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Holder's prospective investment in the Securities and of protecting Holder's own interests in connection with such investment; (ii) has the ability to bear the economic risks of Holder's prospective investment; (iii) has been furnished with by the Company and has had access to such information of the Company as Holder has considered necessary to make a determination as to the purchase of the Securities together with such additional information of the Company as Holder has deemed necessary to verify the accuracy of the information supplied by the Company; (iv) has had all questions which have been asked by Holder answered by the Company; (v) has a preexisting personal or business relationship with the Company or one or more of its officers, directors or controlling persons such that Holder is aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists; and
(vi) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Holder is an "accredited investor" and understands the meaning of such term as it is defined under the Act. Holder has not relied upon any information of the Company in evaluating an investment in the Company except such information that has been provided in writing by the Company directly to Holder about the business of the Company.

          (f) Holder understands that if the Company does not (i) register its Common Stock with the Securities and Exchange Commission ("SEC") pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) become subject to Section 15(d) of the Exchange Act or (iii) supply information pursuant to Rule 15c2-11 thereunder, Holder may be required to hold the Securities for an indeterminate period. Holder also understands that any sale of the Securities that might be made by Holder in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

     9.   Reservation of Stock.  The Company covenants at all times that during
          --------------------
the Warrant Term, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its articles of incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant.

     10.  Amendments.  This Warrant may be amended only with the written consent
          ----------
of the Company and Holder. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     11.  Adjustments.  The Exercise Price and the number of shares purchasable
          -----------
hereunder are subject to adjustment from time to time as follows:

          (a) Reclassification, etc.  If the Company at any time while this
              ---------------------
Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided herein.

          (b) Split, Subdivision or Combination of Shares.  If the Company at
              -------------------------------------------
any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split (including a stock split effected by way of a stock dividend), subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          (c) Certificate as to Adjustments.  The Company shall, upon the
              -----------------------------
written request, at any time, of Holder, furnish or cause to be furnished to Holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

          (d) Notice.  If the Company at any time while this Warrant, or any
              ------
portion hereof, remains outstanding and unexpired shall enter into a consolidation or merger with or into any other corporation or corporations or a sale, conveyance or disposition of all or substantially all of the assets of the Company, then the Company shall furnish to Holder notification of such impending consolidation, merger or sale of assets at least thirty (30) days prior to the consummation of such consolidation, merger or sale of assets.

     12.  Miscellaneous.
          -------------

          (a) This Warrant shall be governed by the laws of the State of California (other than the law of conflicts) as applied to agreements among California residents made and to be performed entirely within the State of California.

          (b) The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns. This Warrant may not be transferred to any third party without the prior written consent of the Company.

          (c) Each party hereto agrees, as a material inducement to every other party, that any action to enforce this Warrant, or any dispute, claim or controversy hereunder, must be brought before and determined by the Judicial Arbitration and Mediation Services ("JAMS") having its situs within the County of Los Angeles, State of California, and no other tribunal. A single arbitrator shall be chosen by the parties from the panel of retired California Superior Court Judges then maintained by JAMS. The chosen arbitrator shall be knowledgeable and experienced in matters involving business litigation. If the parties cannot mutually agree on the retired Judge who will hear the matter, the retired Judge shall be appointed by random selection by a representative of JAMS from its panel of retired Judges. The appointed arbitrator shall have all legal and equitable powers including, but not limited to, the ability to issue injunctive relief. The arbitrator shall decide any such dispute in accordance with the then applicable commercial rules of JAMS. The decision, ruling and/or award of the arbitrator shall be final and shall not be subject to judicial review, except as provided in California Code of Civil Procedure (S)1286.2 and
                              ----------------------------------
provided, however, that any award, ruling or determination rendered by the arbitrator may be enforced in any court of competent jurisdiction in accordance with California Code of Civil Procedure (S)1285 et. seq. The prevailing party
     ----------------------------------
in such arbitration shall be entitled to recover its attorneys' fees and costs of suit. The costs of arbitration shall be made a part of the arbitrator's award.

          (d) Holder agrees to keep all information about the Company and its affiliates confidential and understands and acknowledges that all information about the Company and its affiliates is confidential and proprietary to the Company.

          IN WITNESS WHEREOF, the undersigned have executed this Warrant as of the day and year first above written.

                              COMPANY:

                              OPTIKA IMAGING SYSTEMS, INC.


                              By:
                                 ----------------------------------------------
                              Title:
                                    -------------------------------------------

ACCEPTED AND AGREED:

HOLDER



- -----------------------------------
Lynne Leahy


Address: --------------------------

         --------------------------

         ---------------------------

                                   EXHIBIT A

                      RESTRICTED STOCK PURCHASE AGREEMENT

NEITHER THIS WARRANT NOR THE UNDERLYING SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.



No. WCS-1                                              Date:  November 1, 1995



           NON-NEGOTIABLE WARRANT TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                          OPTIKA IMAGING SYSTEMS, INC.



          This warrant (this "Warrant") certifies that, for value received, Judy Citarrella ("Holder") is entitled, subject to the terms set forth below, to purchase from OPTIKA IMAGING SYSTEMS, INC., a California corporation (the "Company"), Forty-seven Thousand Five Hundred (47,500) shares of Common Stock of the Company, upon surrender hereof at the principal office of the Company together with the Restricted Stock Purchase Agreement attached as Exhibit A
                                                                  ---------
hereto, duly executed by Holder and Holder's spouse, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price (as defined in Section 2 hereof). The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

          1.  Term of Warrant.  Subject to the terms and conditions set forth
              ---------------
herein, this Warrant shall become exercisable on the date hereof and shall remain exercisable until 5:00 p.m. P.S.T. on the date that is five years after the date hereof, unless sooner exercised.

          2.  Exercise Price.  The exercise price at which this Warrant may be
              --------------
exercised shall be $1.875 per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof (the "Exercise Price").

          3.  Exercise of Warrant.
              -------------------

          (a) Subject to the terms of this Warrant, the purchase rights represented by this Warrant are exercisable by Holder but not for fewer than One Thousand (1,000)
shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), during the Warrant Term and period of exercisability by surrender of the original executed Warrant and the Restricted Stock Purchase Agreement attached as Exhibit A hereto, duly completed and executed on behalf of
                      ---------
Holder and Holder's spouse, at the principal office of the Company, upon payment
(i) in cash or by check acceptable to the Company, (ii) by cancellation by Holder of indebtedness of the Company to Holder, (iii) by a combination of (i) and (ii) above or (iv) in shares as set forth in Section 3(b) below, of the purchase price of the shares to be purchased.

          (b) In lieu of exercising this Warrant by paying the purchase price of the shares to be purchased in cash, by check or by cancellation of indebtedness as set forth in Sections 3(a)(i), 3(a)(ii) and 3(a)(iii) above, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant and the attached Notice of Exercise, duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                   Y (A - B)
                                   ---------
                            X  =       A

   Where: X =  The number of shares of Common Stock to be issued to
               Holder pursuant to this Section 3(b);

          Y = The number of shares of Common Stock purchasable under this Warrant;

          A =  The fair market value of one share of Common Stock; and

          B = The Exercise Price per share (as adjusted to the date of such calculations).

               For purposes of this Section 3(b), the fair market value per share shall be determined as follows:

               (i) While the Company is privately held, the fair market value of one share of the Company's Common Stock shall be the fair market value of such share as determined in good faith by the Board of Directors of the Company; and

               (ii) If the Company's Common Stock is traded on a securities exchange or through the Nasdaq National Market, the fair market value of one share of the Company's Common Stock shall be deemed to be the closing price for one share of Common Stock on such exchange on the date of exercise; provided, however, that if the date of exercise is not a trading day, then the fair market value of one share of Common Stock shall be deemed to be the closing price for one share of Common Stock on such exchange on the immediately succeeding trading day.

          (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten days thereafter, the Company at its expense shall issue and deliver to Holder a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     4.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5.   Replacement of Warrant.  On receipt of evidence reasonably
          ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall, at Holder's expense, execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6.   Rights of Shareholders.  Subject to the terms of this Warrant, Holder
          ----------------------
shall not be entitled to vote or receive dividends or be deemed Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have been issued, as provided herein.

     7.   Transfer of Warrant.
          -------------------

          (a) Warrant Register.  The Company will maintain a register (the
              ----------------
"Warrant Register") containing the name and address of Holder. Holder may change Holder's address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. The Company may treat Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) Warrant Agent.  The Company may, by written notice to Holder,
              -------------
appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement shall be made at the office of such agent.

          (c) Non-Negotiability of Warrant.  This Warrant may not be transferred
              ----------------------------
or assigned by Holder, in whole or in part, directly or indirectly, by operation of law, and any such purported transfer or assignment shall be null and void.

     8.   Compliance with Securities Laws; Representations of Holder.
          ----------------------------------------------------------

          (a) Holder has the full right, power and authority to execute this Warrant and to perform Holder's obligations hereunder. This Warrant has been duly and validly executed and delivered by Holder and constitutes a valid and binding obligation of Holder, enforceable against such Holder in accordance with its terms.

          (b) This Warrant and the issuance and sale of the Common Stock upon exercise hereof (the "Securities") are made in reliance upon Holder's representation to the Company, evidenced by Holder's execution of this Warrant, that Holder is acquiring the Securities for investment for Holder's own account, not as nominee or agent, and not with a view to, or for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act).

          (c) Holder understands and acknowledges that the offering of the Securities pursuant to this Warrant will not be registered under the Act on the grounds that the offering and sale of Securities are exempt from registration under the Act pursuant to Section 4(2) or Regulation D thereof and exempt from registration under the applicable state securities or blue sky laws, and that the Company's reliance upon such exemptions is predicated upon Holder's representations set forth in this Warrant. Holder acknowledges and understands that the Securities must be held indefinitely unless the Securities are subsequently registered under the Act and qualified under the applicable state securities or blue sky law or an exemption from such registration and such qualification is available.

          (d) Holder covenants that in no event will Holder dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Act or in compliance with Rule 144 promulgated under the Act) unless and until (i) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and the Company shall have consented to such transfer, and (ii) Holder shall have furnished the Company, at Holder's expense, with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that
(x) such disposition will not require registration under the Act and (y) appropriate action necessary for compliance with the Act and any other applicable state, local or foreign law has been taken.

          (e) Holder (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Holder's prospective investment in the Securities and of protecting Holder's own interests in connection with such investment; (ii) has the ability to bear the economic risks of Holder's prospective investment; (iii) has been furnished with by the Company and has had access to such information of the Company as Holder has considered necessary to make a determination as to the purchase of the Securities together with such additional information of the Company as Holder has deemed necessary to verify the accuracy of the information supplied by the Company; (iv) has had all questions which have been asked by Holder answered by the Company; (v) has a preexisting personal or business relationship with the Company or one or more of its officers, directors or controlling persons such that Holder is aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists; and
(vi) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Holder is an "accredited investor" and understands the meaning of such term as it is defined under the Act. Holder has not relied upon any information of the Company in evaluating an investment in the Company except such information that has been provided in writing by the Company directly to Holder about the business of the Company.

          (f) Holder understands that if the Company does not (i) register its Common Stock with the Securities and Exchange Commission ("SEC") pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) become subject to Section 15(d) of the Exchange Act or (iii) supply information pursuant to Rule 15c2-11 thereunder, Holder may be required to hold the Securities for an indeterminate period. Holder also understands that any sale of the Securities that might be made by Holder in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

     9.   Reservation of Stock.  The Company covenants at all times that during
          --------------------
the Warrant Term, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its articles of incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant.

     10.  Amendments.  This Warrant may be amended only with the written consent
          ----------
of the Company and Holder. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     11.  Adjustments.  The Exercise Price and the number of shares purchasable
          -----------
hereunder are subject to adjustment from time to time as follows:

          (a) Reclassification, etc.  If the Company at any time while this
              ---------------------
Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided herein.

          (b) Split, Subdivision or Combination of Shares.  If the Company at
              -------------------------------------------
any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split (including a stock split effected by way of a stock dividend), subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          (c) Certificate as to Adjustments.  The Company shall, upon the
              -----------------------------
written request, at any time, of Holder, furnish or cause to be furnished to Holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

          (d) Notice.  If the Company at any time while this Warrant, or any
              ------
portion hereof, remains outstanding and unexpired shall enter into a consolidation or merger with or into any other corporation or corporations or a sale, conveyance or disposition of all or substantially all of the assets of the Company, then the Company shall furnish to Holder notification of such impending consolidation, merger or sale of assets at least thirty (30) days prior to the consummation of such consolidation, merger or sale of assets.

     12.  Miscellaneous.
          -------------

          (a) This Warrant shall be governed by the laws of the State of California (other than the law of conflicts) as applied to agreements among California residents made and to be performed entirely within the State of California.

          (b) The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns. This Warrant may not be transferred to any third party without the prior written consent of the Company.

          (c) Each party hereto agrees, as a material inducement to every other party, that any action to enforce this Warrant, or any dispute, claim or controversy hereunder, must be brought before and determined by the Judicial Arbitration and Mediation Services ("JAMS") having its situs within the County of Los Angeles, State of California, and no other tribunal. A single arbitrator shall be chosen by the parties from the panel of retired California Superior Court Judges then maintained by JAMS. The chosen arbitrator shall be knowledgeable and experienced in matters involving business litigation. If the parties cannot mutually agree on the retired Judge who will hear the matter, the retired Judge shall be appointed by random selection by a representative of JAMS from its panel of retired Judges. The appointed arbitrator shall have all legal and equitable powers including, but not limited to, the ability to issue injunctive relief. The arbitrator shall decide any such dispute in accordance with the then applicable commercial rules of JAMS. The decision, ruling and/or award of the arbitrator shall be final and shall not be subject to judicial review, except as provided in California Code of Civil Procedure (S)1286.2 and
                              ----------------------------------
provided, however, that any award, ruling or determination rendered by the arbitrator may be enforced in any court of competent jurisdiction in accordance with California Code of Civil Procedure (S)1285 et. seq. The prevailing party
     ----------------------------------
in such arbitration shall be entitled to recover its attorneys' fees and costs of suit. The costs of arbitration shall be made a part of the arbitrator's award.

          (d) Holder agrees to keep all information about the Company and its affiliates confidential and understands and acknowledges that all information about the Company and its affiliates is confidential and proprietary to the Company.

          IN WITNESS WHEREOF, the undersigned have executed this Warrant as of the day and year first above written.

                              COMPANY:

                              OPTIKA IMAGING SYSTEMS, INC.


                              By:
                                  ---------------------------------------------

                              Title:
                                    -------------------------------------------

ACCEPTED AND AGREED:

HOLDER



- -----------------------------------
Judy Citarrella


Address:
        ---------------------------

        ---------------------------

        ---------------------------

                                  EXHIBIT A

                      RESTRICTED STOCK PURCHASE AGREEMENT